SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            -------------------------


       Date of Report (Date of earliest event reported): December 23, 2002



                       Upgrade International Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Washington                     000-27649                 58-2441311
-------------------------         ---------------------       ----------------
    (State or other              (Commission File Number)      (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                 No.)



             Two Union Square Center, 601 Union Street, Suite 4200,
             ------------------------------------------------------
                            Seattle, Washington 98101
                            -------------------------

          (Address of principal executive offices, including zip code)


                                 (206) 652-3530
                         -------------------------------
                         (Registrant's telephone number)





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Item 7.     Financial Statements and Exhibits

            (c) Exhibits:

                99.1 News release of Upgrade International Corporation issued December 23, 2002.


Item 9.     Regulation FD Disclosure

            On December 23, 2002, Upgrade International Corporation issued a news release containing a letter from Upgrade's Chairman of the Board, Daniel S. Bland. The news release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.







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



                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Upgrade International Corporation



Date:  December 23, 2002                By:    /s/ Daniel S. Bland
                                           -------------------------------------
                                        Daniel S. Bland
                                        President and Chief Executive Officer




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




                        UPGRADE INTERNATIONAL COPROATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated December 23, 2002


Exhibit
Number                           Description
------                           -----------

(99.1)                  News release of Upgrade International Corporation issued
                        December 23, 2002.






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